Net Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2023
Net Loss Per Share Attributable to Common Stockholders [Abstract]
NET LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS

25 - NET LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS

Since the Group was in a loss position for the years ended December 31, 2023, 2022 and 2021, basic net loss per share was the same as diluted net income per share for the periods presented. The following table presents the calculation of basic and diluted net loss per share attributable to common stockholders for the years ended December 31, 2023, 2022 and 2021.

	2023	2022	2021
Numerator:
Net loss attributable to common stockholders	(33,814,719)	(14,245,878)	(14,472,494)

Denominator:
Basic and diluted weighted-average shares outstanding	50,578,134	44,110,188	34,243,265

Loss per share:
Basic and diluted loss per share	(0.67)	(0.32)	(0.42)

The weighted-average number of shares of common stock outstanding prior to the reverse recapitalization have been retroactively adjusted by the Exchange Ratio to give effect to the reverse recapitalization treatment of the Business Combination.

Securities (including those issuable pursuant to contingent stock agreements) that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS because to do so would have been antidilutive for the period(s) presented. Full disclosure of the terms and conditions of these securities is required even if a security is not included in diluted EPS in the current period.

The following potentially dilutive outstanding securities were excluded from the computation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented:

	December 31,	December 31,	December 31,
	2023	2022	2021

Stock options	1,065,691	1,307,052	1,322,677
Warrants	--	143,044	143,044